                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  OCTOBER 23, 2001
                                                   -----------------------------

                                RSA Security Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-25120                04-2916506
--------------------------------------------------------------------------------
(State or other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)          Identification No.)


36 Crosby Drive, Bedford, Massachusetts                         01730
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code: (781) 301-5000
                                                    ----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

         On October 23, 2001, RSA Security Inc. (the "Company") issued a press release announcing the settlement of its loan obligation with the counterparty to terminated put options covering 1,875,000 shares of the Company's common stock and the termination of additional put options covering 1,125,000 shares of the Company's common stock.

         The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         See the Exhibit Index attached to this Report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 25, 2001                  RSA SECURITY INC.
                                         (Registrant)

                                         By: /s/ John F. Kennedy
                                             -----------------------------------
                                             John F. Kennedy
                                             Senior Vice President, Finance and
                                             Operations, and Chief Financial
                                             Officer

                                  EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------

   99.1            Press Release dated October 23, 2001.








                                       3